SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): April 28, 2004
                                                            (April 28, 2004)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                               14-1630287
       ------------------------------------      -----------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------




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TrustCo Bank Corp NY


Item 5.        Other Events

               Institutional Shareholder Services ("ISS") requested that TrustCo provide ISS with additional information about tax fees that TrustCo reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that TrustCo publish this information either in a Form 8-K filing or in a press release. The following is the information we provided to ISS:

                        FEES PAID TO INDEPENDENT AUDITORS

               The following table sets forth fees billed by KPMG LLP for services rendered for the fiscal year ended December 31, 2003:

                     Audit Fees                                    $212,000
                     Audit-Related Fees (1)                          28,000
                     Tax Fees-Preparation and Compliance            152,665
                                                                    -------
                     Total Audit, Audit Related
                     And Tax Preparation and Compliance Fees        392,665
                                                                   ---------

                     Other Non-audit Fees:
                     Tax Fees-Other (2)                             132,600
                     All Other Fees                                    -
                                                                   ---------
                     Total-Other Fees                               132,600
                                                                   ---------
                     Total-Fees                                    $525,265


                     (1)Audit-Related Fees consisted of fees for audits of
                        certain employee benefit plan financial statements and fees for an audit of Trustco Bank's collateral maintenance levels as required by the Federal Home Loan Bank of New York.

                     (2)Tax Fees-Other includes $125,000 for tax planning
                        services and $7,600 for other tax services.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 28, 2004

                                   TrustCo Bank Corp NY
                                  (Registrant)


                                   By:/s/ Robert T. Cushing
                                      ----------------------------
                                       Robert T. Cushing
                                       Executive Vice President and
                                       Chief Financial Officer



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